                                                                      EXHIBIT 24

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                        FORM 10-K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2003 FOR
                              REPUBLIC BANCORP INC.

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2003 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2003 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of March, 2004.

                                                        /s/ Jerry D. Campbell
                                                        ------------------------
                                                        Jerry D. Campbell

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                        FORM 10-K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2003 FOR
                              REPUBLIC BANCORP INC.

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2003 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2003 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of March, 2004.

                                                        /s/ George J. Butvilas
                                                        ------------------------
                                                        George J. Butvilas

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                        FORM 10-K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2003 FOR
                              REPUBLIC BANCORP INC.

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2003 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2003 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of March, 2004.

                                                 /s/ Lee E. Benz
                                                 ---------------------
                                                 Lee E. Benz

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                        FORM 10-K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2003 FOR
                              REPUBLIC BANCORP INC.

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2003 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2003 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of March, 2004.

                                                  /s/ Mary P. Cauley
                                                  -------------------------
                                                  Mary P. Cauley

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                        FORM 10-K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2003 FOR
                              REPUBLIC BANCORP INC.

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2003 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2003 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of March, 2004.

                                                /s/ Richard J. Cramer Sr.
                                                -----------------------------
                                                Richard J. Cramer Sr.

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                        FORM 10-K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2003 FOR
                              REPUBLIC BANCORP INC.

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2003 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2003 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of March, 2004.

                                               /s/ George A. Eastman, DDS
                                               -----------------------------
                                               George A. Eastman, DDS

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                        FORM 10-K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2003 FOR
                              REPUBLIC BANCORP INC.

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2003 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2003 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of March, 2004.

                                                        /s/ Barry J. Eckhold
                                                        ----------------------
                                                        Barry J. Eckhold

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                        FORM 10-K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2003 FOR
                              REPUBLIC BANCORP INC.

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2003 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2003 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of March, 2004.

                                                        /s/ Gary Hurand
                                                        -----------------------
                                                        Gary Hurand

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                        FORM 10-K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2003 FOR
                              REPUBLIC BANCORP INC.

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2003 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2003 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of March, 2004.

                                                    /s/ Dennis J. Ibold
                                                    ---------------------------
                                                    Dennis J. Ibold

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                        FORM 10-K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2003 FOR
                              REPUBLIC BANCORP INC.

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2003 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2003 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of March, 2004.

                                                     /s/ Stanley A. Jacobson
                                                     ------------------------
                                                     Stanley A. Jacobson

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                        FORM 10-K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2003 FOR
                              REPUBLIC BANCORP INC.

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2003 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2003 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of March, 2004.

                                                      /s/ John J. Lennon
                                                      ----------------------
                                                      John J. Lennon

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                        FORM 10-K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2003 FOR
                              REPUBLIC BANCORP INC.

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2003 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2003 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of March, 2004.

                                                     /s/ Milton F. Lutz, II
                                                     ------------------------
                                                     Milton F. Lutz, II

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                        FORM 10-K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2003 FOR
                              REPUBLIC BANCORP INC.

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2003 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2003 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of March, 2004.

                                                   /s/ Sam H. McGoun
                                                   -------------------
                                                   Sam H. McGoun

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                        FORM 10-K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2003 FOR
                              REPUBLIC BANCORP INC.

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2003 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2003 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of March, 2004.

                                                    /s/ Kelly E. Miller
                                                    ----------------------
                                                    Kelly E. Miller

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                        FORM 10-K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2003 FOR
                              REPUBLIC BANCORP INC.

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2003 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2003 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of March, 2004.

                                                      /s/ Randolph P. Piper
                                                      -------------------------
                                                      Randolph P. Piper

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                        FORM 10-K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2003 FOR
                              REPUBLIC BANCORP INC.

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2003 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2003 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of March, 2004.

                                                        /s/ Isaac J. Powell, MD
                                                        ------------------------
                                                        Isaac J. Powell, MD

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                        FORM 10-K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2003 FOR
                              REPUBLIC BANCORP INC.

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2003 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2003 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of March, 2004.

                                                 /s/ William C. Rands, III
                                                 ---------------------------
                                                 William C. Rands, III

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                        FORM 10-K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2003 FOR
                              REPUBLIC BANCORP INC.

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2003 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2003 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of March, 2004.

                                                   /s/ B. Thomas M. Smith, Jr.
                                                   ----------------------------
                                                   B. Thomas M. Smith, Jr.

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                        FORM 10-K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2003 FOR
                              REPUBLIC BANCORP INC.

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2003 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2003 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of March, 2004.

                                                   /s/ Jeoffrey K. Stross, MD
                                                   -----------------------------
                                                   Jeoffrey K. Stross, MD

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                        FORM 10-K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2003 FOR
                              REPUBLIC BANCORP INC.

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2003 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2003 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of March, 2004.

                                                 /s/ Steven E. Zack
                                                 --------------------
                                                 Steven E. Zack